UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

RESEARCH SOLUTIONS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No Fee Required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! RESEARCH SOLUTIONS, INC. 10624 S. EASTERN AVE., STE. A-614 HENDERSON, NV 89052 RESEARCH SOLUTIONS, INC. 2025 Annual Meeting Vote by November 11, 2025 11:59 PM ET You invested in RESEARCH SOLUTIONS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on November 12, 2025. Vote Virtually at the Meeting* November 12, 2025 11:00 A.M. Pacific Time Virtually at: www.virtualshareholdermeeting.com/RSSS2025 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V80103-P38521 Get informed before you vote View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 29, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V80104-P38521 1. TO ELECT THE FOLLOWING SIX NOMINEES AS DIRECTORS: 01) BARBARA J. COOPERMAN For 02) KENNETH L. GAYRON 03) GENERAL MERRILL MCPEAK 04) JEREMY MURPHY 05) ROY W. OLIVIER 06) JOHN REGAZZI The undersigned hereby confer(s) upon the Proxies and each of them discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve. 2. TO RATIFY THE APPOINTMENT OF WIPFLI LLP, AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY. For 3. TO HOLD AN ADVISORY VOTE APPROVING THE FOLLOWING RESOLUTION ENDORSING OUR EXECUTIVE COMPENSATION: “RESOLVED, THAT THE STOCKHOLDERS APPROVE THE COMPENSATION OF THE COMPANY’S EXECUTIVES, AS DISCLOSED IN THE COMPENSATION TABLES AND RELATED NARRATIVE DISCLOSURE IN THE COMPANY’S PROXY STATEMENT FOR THE ANNUAL MEETING.” For 4. TO HOLD AN ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION. 1 Year